                                   EXHIBIT 2.3

                                 INITIAL LIST OF
                    OFFICERS, DIRECTORS AND REGISTERED AGENT

                                      E-15

INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

FILE NUMBER C11118-01

Salamon Group, Inc. (Name of Corporation) 4-27-01 (Incorporation Date)

A Nevada (State of Incorporation) CORPORATION FOR THE FILING PERIOD 4/2001 TO 4/2002

The Corporation's duly appointed Resident Agent in the State of Nevada upon whom process can be served is:

National Registered Agents, Inc. of NV
1100 East William Street, Suite 207
Carson City, Nevada 89701

FOR OFFICE USE ONLY
FILED (DATE)

FILED
MAY 2 3 2001
Dean Heller
Secretary of State

PLEASE READ INSTRUCTIONS BEFORE COMPLETING AND RETURNING THIS FORM.

1. Print or type names and addresses, either residence or business, for all officers and directors. A president secretary, treasurer and at least one director must be named.
2. Have an officer sign the form. FORM WILL BE RETURNED IF UNSIGNED.
3. Return the completed form with the $85.00 filing fee. A $15.00 penalty must be added for failure to file this form by the 1st day of the 2nd month following incorporation date.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business per NRS 78.155. If you need the below attachment file stamped, enclose a self-addressed stamped envelope. To receive a certified copy, enclose a copy of this completed form, an additional $10.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 101 North Carson Street, Suite 3, Carson City, NV 89701-4786, (775) 684-5708

FILING FEE: $85.00 LATE PENALTY: $15.00

THIS FORM MUST BE FILED BY THE 1st DAY OF THE 2nd MONTH FOLLOWING INCORPORATION DATE

NAME	TITLE(S)	P.O. BOX / STREET ADDRESS / CITY	ST	ZIP
John Salamon	PRESIDENT	302-1028 Alberni Street, Vancouver, B.C. Canada		V6E 1A3
John Salamon	SECRETARY	302-1028 Alberni Street, V8ncouver, B.C. Canada		V6E 1A3
John Salamon	TREASURER	302-1028 Alberni Street, Vancoover, B.C. Canada		V6E 1A3
John Salamon	DIRECTOR	302-1028 Alberni Street, Vancoaver, B.C. Canada		V6E 1A3
	DIRECTOR			
	DIRECTOR			

I hereby certify this initial list:

X Signature of officer [signature]

Title(s) President Date May 9-2001

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CERTIFICATE

STATE OF NEVADA — SECRETARY OF STATE

FILE NUMBER

I, Dean Heller, the duly qualified Secretary of State of Nevada do hereby certify that the above corporation after having paid the annual fee of $85.00 for filing in this office a list of its officers and directors and designation of resident agent for the above filing period, together with penalty in the sum of and having also filed the aforesaid list as required by Nevada Revised Statutes Section 78.150 - 78.165 and 80.110 - 80.140, as amended, is hereby authorized to transact and conduct business within this state for the aforesaid period.

THIS CERTIFICATE BECOMES A RECEIPT UPON BEING VALIDATED BY THE OFFICE OF SECRETARY OF STATE

Dean Heller

DEAN HELLER
Secretary of State